WP Large Cap Income Plus Fund
		Schedule of Investments
		February 28, 2023 (Unaudited)
Shares				Fair Value	% of Net Assets

COMMON STOCKS

Banks
69,000	Bank of America Corporation +			$ 2,366,700
13,200	JPMorgan Chase & Co. +			1,892,220
60,000	Mitsubishi UFJ Financial Group, Inc. - ADR +			427,800
43,600	Wells Fargo & Company +			2,039,172
				6,725,892	31.89%

Beverages
1,800	Diageo PLC - ADR +			311,472	1.48%

Biotechnology
175,000	ImmunityBio, Inc. * +			427,000	2.02%

Diversified Financial Services
3,900	Berkshire Hathaway Inc. - Class B * +			1,190,202	5.64%

Hotels, Restaurants & Leisure
1,000	McDonald's Corporation +			263,910	1.25%

Oil, Gas & Consumable Fuels
2,000	Chevron Corporation +			321,540
9,000	Exxon Mobil Corporation +			989,190
7,000	Occidental Petroleum Corporation +			409,920
				1,720,650	8.15%

Pharmaceuticals
95,000	Cronos Group Inc. * (Canada) +			206,150	0.98%

Road & Rails
25,000	FTAI Infrastructure Inc. +			78,250	0.37%

Software
13,900	Microsoft Corporation +			3,466,938	16.44%

Technology Hardware, Storage & Peripherals
27,000	Apple Inc. +			3,980,070	18.87%

Tobacco
43,000	Altria Group, Inc. +			1,996,490	9.47%

Trading Companies & Distributors
25,000	Fortress Aviation Ltd. +			631,750	3.00%

Total for Common Stocks (Cost $10,972,925)				20,998,774	99.56%

MONEY MARKET FUNDS
131,973	Federated Hermes Government Obligations Fund - Institutional
	Class 4.40% **			131,973	0.63%
Total for Money Market Funds (Cost $131,973)

Total Investment Securities (Cost - $11,104,898)				21,130,747	100.19%

	Liabilities in Excess of Other Assets			(40,183)	-0.19%

	Net Assets			$ 21,090,564	100.00%

ADR - American Depository Receipt
* Non-Income Producing Securities.
** The rate shown represents the 7-day yield at February 28, 2023.
+ Portion or all of the security is pledged as collateral for options written.

WP Large Cap Income Plus Fund
		Schedule of Options Written
		February 28, 2023 (Unaudited)
Underlying Security				Notional	Fair Value
Expiration Date/Exercise Price		Contracts		Amount

Put Options Written
CBOE S&P 500 Index *
September 15, 2023 Puts @ $3,300		10		$ 3,300,000	$ 49,550
Total Put Options Written (Premiums Received $150,128)				$ 3,300,000	$ 49,550

* Non-Income Producing Securities.

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of securities owned at February 28, 2023, was $11,104,898 and the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

		Unrealized Appreciation		$ 10,964,415
		Unrealized Depreciation		(938,566)
		Unrealized Appreciation		$ 10,025,849

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax treatment of derivatives.

2. SECURITIES VALUATIONS

PROCESSES AND STRUCTURE: The Fund’s Board has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Valuation Designee to apply those guidelines in determining fair value prices, subject to review by the Board.

HIERARCHY OF FAIR VALUE INPUTS: The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks). Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price on the primary exchange or market on which the security trades. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. In the event of a short sale of an equity security, lacking a last sale price, an equity security is generally valued by the pricing service at its last ask price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid or ask, it is generally categorized as a level 2 security. When market quotations are not readily available or when a Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued pursuant to the fair value pricing procedures and are categorized as level 2 or level 3, as appropriate.

Money market funds. Money market funds are valued at net asset value provided by the funds and are classified in level 1 of the fair value hierarchy.

Derivative instruments. Listed derivatives, including purchased options and written options, will be valued at the mean of the bid and ask price on the primary exchange on which the option trades and are categorized a level 1 of the fair value hierarchy. If there is not a bid and ask price on the primary exchange on which the option trades, or if the Valuation Designee determines that the mean of the bid and ask price does not accurately reflect the current value, or if the Valuation Designee determines that the mean of the bid and ask price does not accurately reflect the current value, the option will be valued at fair value as determined under the fair value pricing procedures and may be categorized as level 2 or level 3, as appropriate.

In accordance with the Trust's good fair pricing guidelines, the Fund's Valuation Committee, which includes the Valuation Designee, shall consider all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by a Fund's Valuation Committee is the price at which the security could reasonably be sold in a current market transaction. Methods that are in accord with this principle may, for example, be based on a multiple of earnings; a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or yield to maturity and credit spread with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the Investment Company Act of 1940 and oversees the Valuation Designee.

The following tables summarize the inputs used to value the Funds’ assets and liabilities measured at fair value as of February 28, 2023:

Valuation Inputs of Assets		Level 1	Level 2	Level 3	Total
Common Stocks		$ 20,998,774	$ -	$ -	$ 20,998,774
Money Market Funds		131,973	-	-	131,973
Total		$ 21,130,747	$ -	$ -	$ 21,130,747

Valuation Inputs of Liabilities		Level 1	Level 2	Level 3	Total
Options Written		$ 49,550	$ -	$ -	$ 49,550
Total		$ 49,550	$ -	$ -	$ 49,550

3. OPTIONS WRITTEN

As of February 28, 2023, the Fund had sufficient cash and/or securities to cover commitments under open derivative contracts.

The Fund’s use of options written exposes it to equity risk. In addition, the selling of covered call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the call options may also limit the Fund’s gain on the underlying securities. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. Options written expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

As of February 28, 2023, portfolio securities valued at $20,998,774 were held in a segregated account by the custodian as collateral for options written, as well as $21,987, which was held in deposit at the broker for collateral.